SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Columbia Funds Variable Insurance Trust

Columbia Funds Variable Insurance Trust I

(Name of Registrant as Specified in its Charter)

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Columbia Funds Variable Insurance Trust

Columbia Funds Variable Insurance Trust I

One Financial Center, Boston, Massachusetts 02111

Fund	Registrant
Columbia Asset Allocation Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia High Yield Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico 21st Century Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico International Opportunities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Small Company Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia Strategic Income Fund, Variable Series	Columbia Funds Variable Insurance Trust

(each, a “Fund” and collectively, the “Funds”)	(collectively, the “Trusts”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote or voting instruction is important.

Q.	Why are you sending me this information?

A.	On February [15], 2011, a Joint Special Meeting of Shareholders of each Fund and Columbia Funds Variable Insurance Trust I (“CFVIT I”) as a whole (the “Meeting”) will be held at [One Financial Center, Boston, Massachusetts, 02111], at [—] [a.m.][p.m.], local time. The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (the “Voting Instruction Cards”) because you own a Variable Contract that owns shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment. As a result of the proportional voting procedures, a relatively small number of owners of the Variable Contracts can determine the outcome of the vote

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	For the Funds that are series of CFVIT I, the election of 16 individuals to serve on the Board of Trustees (the “Columbia Nations Board”) of CFVIT I (Proposal 1);

•	For the Funds that are series of CFVIT I, an amendment to CFVIT I’s Declaration of Trust to increase the maximum permissible number of trustees (Proposal 2); and

•

For certain Funds, the approval of an amendment to the Investment Management Services Agreement to increase the investment advisory fee rate payable by those Funds at all or many asset levels (Proposal 3).

i

Q.	For the Funds that are series of CFVIT I, why am I being asked to elect trustees?

A.	On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the Columbia Nations Board to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, the Columbia RiverSource Board and the Columbia Nations Board agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia Nations Board that oversees each Fund would be larger and pay more in trustee compensation than if it had fewer trustees, reducing the number of separate Boards overseeing a fund complex can lead to operational efficiencies by reducing the number of Board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support Board reporting and interaction.

In order to effect the consolidation, the Governance Committee of the Columbia Nations Board, and the full Columbia Nations Board, have nominated the 16 individuals listed in the Joint Proxy Statement for election to the Columbia Nations Board, each to hold office for an indefinite term. Information about each nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.	For the Funds that are series of CFVIT I, why am I being asked to vote on an amendment to the Declaration of Trust of CFVIT I?

A.	The Declaration of Trust of CFVIT I includes a provision that limits the size of the Columbia Nations Board to no more than 15 trustees. To permit the implementation of Proposal 1, the Declaration of Trust of CFVIT I must be amended to increase the maximum permissible number of trustees, which requires shareholder approval.

Q.	For certain Funds, why am I being asked to vote on an amendment to the Investment Management Services Agreement?

A.	Proposal 3 requests your vote on an amendment to the Investment Management Services Agreements (each, an “IMS Agreement” and together, the “IMS Agreements”) between Columbia Management and the Trusts, on behalf of the following Funds:

Fund(s)	Trust
Columbia Asset Allocation Fund, Variable Series Columbia Small Company Growth Fund, Variable Series Columbia Strategic Income Fund, Variable Series	Columbia Funds Variable Insurance Trust

Columbia Mid Cap Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

The proposed amendment is part of a group of related proposals that, if approved, are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Specifically, the proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at all or many asset levels. Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects.

Q.	Why are the Columbia Nations Board and the Board of Trustees of Columbia Funds Variable Insurance Trust (the “Columbia Atlantic Board,” and together with the Columbia Nations Board, the “Atlantic/Nations Boards”) recommending a vote in favor of an amendment that would or could increase the investment advisory fee rates payable by the IMS Fee Funds?

A.	The proposed amendment to the IMS Agreements is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Mid Cap Growth Fund, Variable Series with those of other actively managed mid-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at all or many asset levels (with current effective advisory fees increasing up to [0.29]% depending on your Fund), as described in the accompanying Joint Proxy Statement. Even though certain fee rates will increase for certain funds, including the IMS Fee Funds, the net effect of the larger group of proposals, which, for many of the funds comprising the Combined Fund Complex, include reductions in administration fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, Variable Contract owners, many of whom have an interest in shares of more than one fund, may pay lower fees overall even if the cost of a particular fund is increasing.

Q.	How would the proposed increase in investment advisory fee rates affect my Fund’s expenses?

A.	Although the proposed amendment to the IMS Agreements would result in higher investment advisory fee rates payable by the IMS Fee Funds at all or many asset levels, it would not necessarily result in higher gross expenses for certain of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for certain IMS Fee Funds at all asset levels, reductions in administration fee rates will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, a shareholder vote is not required to increase the administration fee rates of a Fund.

Moreover, the fees actually paid by the IMS Fee Funds will be limited by contractual expense limitations that will generally cap annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee rate increases resulting from the amended fee schedules.

Comparisons of the investment advisory fee rates for each IMS Fee Fund, and, if required, gross and net expense ratios are included in the accompanying Joint Proxy Statement. If you do not hold shares of an IMS Fee Fund, the investment advisory fee rates payable by your Fund under the proposed amendment to the IMS Agreements will not increase from the investment advisory fee rates currently paid by your Fund.

Q.	How does the Columbia Atlantic Board and/or the Columbia Nations Board recommend that I vote?

A.	The Columbia Nations Board unanimously recommends that shareholders of each Fund that is a series of CFVIT I vote FOR the election of each nominee and FOR the amendment to the Declaration of Trust of CFVIT I. The Atlantic/Nations Boards unanimously recommend that shareholders of each IMS Fee Fund vote FOR the proposed amendment to the IMS Agreement.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote or provide voting instructions?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: [—]

•	By internet: [—]

•	By mail: [—]

•

In person at the Meeting scheduled to occur on February [15], 2011 at [One Financial Center, Boston, Massachusetts, 02111], at [—] [a.m.][p.m.], local time. If you decide to provide voting instructions in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of beneficial interest in the Funds, such as your Voting Instruction Card (or a copy thereof).

Q.	Why might I receive more than one Voting Instruction Card?

A.	If you have an interest in more than one Fund or have an interest in a Fund through more than one Variable Contract, you may receive a separate Voting Instruction Card for each such Fund or Variable Contract.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call Computershare Fund Services, toll free at (800) 708-7953.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Fund	Registrant
Columbia Asset Allocation Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia High Yield Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico 21st Century Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico International Opportunities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Small Company Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia Strategic Income Fund, Variable Series	Columbia Funds Variable Insurance Trust
(each, a “Fund” and collectively, the “Funds”)	(each, a “Trust” and collectively, the “Trusts”)

to be held on February [15], 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and of Columbia Funds Variable Insurance Trust I (“CFVIT I”) as a whole, will be held at [One Financial Center, Boston, Massachusetts, 02111] at [—] [a.m.][p.m.], local time on February [15], 2011. At the Meeting, shareholders will be asked to:

	Proposal	Funds Covered by Proposals
1.	Elect 16 trustees to the board of trustees of CFVIT I, each to hold office for an indefinite term.

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

2.	Approve a proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I.

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

3.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at all or many asset levels.	Columbia Asset Allocation Fund, Variable Series Columbia Mid Cap Growth Fund, Variable Series Columbia Small Company Growth Fund, Variable Series Columbia Strategic Income Fund, Variable Series

The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (the “Voting Instruction Cards”) because you own a Variable Contract that owns shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment.

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you owned a Variable Contract that owned shares of a Fund as of the close of business on December 17, 2010, you are entitled to notice of the Meeting and have the right to instruct your insurance company as to the manner in which shares of the Funds attributable to your Variable Contract should be voted. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote or provide voting instructions by mail, telephone or internet. Just follow the instructions on the enclosed Voting Instruction Card. If you have questions, please call Computershare Fund Services toll free at (800) 708-7953. It is important that you vote or provide voting instructions. The board of trustees of CFVIT I unanimously recommends that you vote FOR each nominee and FOR the amendment to the Declaration of Trust. The boards of trustees of the Trusts, on behalf of their respective Funds covered by Proposal 3, unanimously recommend that you vote FOR the proposed amendment to their Investment Management Services Agreements.

By order of the Boards of Trustees,

Scott R. Plummer, Secretary

[— ], 2010

v

Columbia Funds Variable Insurance Trust

Columbia Funds Variable Insurance Trust I

One Financial Center, Boston, Massachusetts 02111

Fund	Registrant
Columbia Asset Allocation Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia High Yield Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico 21st Century Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Marsico International Opportunities Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust I
Columbia Small Company Growth Fund, Variable Series	Columbia Funds Variable Insurance Trust
Columbia Strategic Income Fund, Variable Series	Columbia Funds Variable Insurance Trust

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February [15], 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of trustees (the “Columbia Nations Board”) of Columbia Funds Variable Insurance Trust I (“CFVIT I”), the board of trustees (the “Columbia Atlantic Board,” and Columbia Nations Board, each a “Board” and together, the “Atlantic/Nations Boards”) of Columbia Funds Variable Insurance Trust (“CFVIT,” and together with CFVIT I, the “Trusts”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds and CFVIT I to be held at [One Financial Center, Boston, Massachusetts, 02111] on February [15], 2011 at [—][a.m.][p.m.], local time. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 7, 2011.

The purpose of the Meeting is to ask Fund shareholders to:

	Proposal	Funds Covered by Proposals
1.	Elect 16 trustees to the CFVIT I, each to hold office for an indefinite term.

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

2.	Approve a proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I.

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

3.	Approve a proposed amendment to the Investment Management Services Agreement between the Trust, on behalf of the Fund, and Columbia Management Investment Advisers, LLC to increase the investment advisory fee rate payable by the Fund at all or many asset levels.

Columbia Asset Allocation Fund, Variable Series

Columbia High Yield Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionally in accordance with timely received instructions. You are receiving the Joint Proxy Statement and one or more voting instruction cards (the “Voting Instruction Cards”) because you own a Variable Contract that owns shares of one or more of the Funds and have the right to provide voting instructions on these important proposals concerning your investment.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Elect Trustees

The shareholders of the Funds that are series of CFVIT I are being asked to elect the 16 individuals identified in Proposal 1 (the “Nominees”) to serve as trustees on the Columbia Nations Board. The Governance Committee of the Columbia Nations Board, and the full Columbia Nations Board, have nominated the Nominees for election to the Columbia Nations Board, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Approve Amendment to Charter Documents

To permit the implementation of Proposal 1, the shareholders of the Funds that are series of CFVIT I are being asked to approve a proposed amendment to the Declaration of Trust of CFVIT I to increase in the maximum permissible number of trustees of CFVIT I. Information about the proposed amendment to the Declaration of Trust of CFVIT I is set forth under Proposal 2.

Proposal 3: Approve Amendment to Investment Management Services Agreement

The shareholders of certain Funds are being asked to approve a proposed amendment to the Investment Management Services Agreements between the Trusts, on behalf of their respective Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”). The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Columbia-branded funds (the “Columbia Fund Complex”) and the funds that were formerly (and in some cases, currently) branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”). Except for the investment advisory fee rates payable by these Funds, the Investment Management Services Agreements for such Funds would remain the same in all respects. Information about the proposed amendment to the Investment Management Services Agreements is set forth under Proposal 3.

Effectiveness of the Proposals

Proposal 1 (election of trustees) is contingent on Proposal 2 to the extent that if shareholders of CFVIT I elect all 16 Nominees but do not approve the proposed amendment to the Declaration of Trust of CFVIT I, then William F. Truscott, an “interested person” of CFVIT I as defined in the Investment Company Act of 1940 (the “1940 Act”), would not serve as a trustee on the Columbia Nations Board.

Each of Proposal 2 (approval of Charter amendment) and Proposal 3 (approval of amendment to Investment Management Services Agreement) is not contingent on the outcome of any other Proposal.

PROPOSAL 1 – ELECT TRUSTEES

Columbia High Yield Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
Columbia Marsico Focused Equities Fund, Variable Series
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico International Opportunities Fund, Variable Series
Columbia Mid Cap Growth Fund, Variable Series

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise”), the parent company of Columbia Management, the Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia Fund Complex, in addition to the RiverSource Fund Complex.

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the Columbia Nations Board to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, the Columbia RiverSource Board and the Columbia Nations Board agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, even though the Columbia Nations Board that oversees each Fund would be larger and pay more in trustee compensation than if it had fewer trustees, reducing the number of separate Boards overseeing a fund complex can lead to operational efficiencies by reducing the number of Board meetings, minimizing inconsistencies in governance and oversight matters, and streamlining the resources needed to support Board reporting and interaction.

Each Fund is a series of CFVIT I. In order to effect the consolidation, at a meeting held on September 20, 2010, the Governance Committee of the Columbia Nations Board nominated the Non-Interested Nominees (defined below) to the Columbia Nations Board. In addition, at a meeting held on September 20, 2010, the Columbia Nations Board, including a majority of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of CFVIT I (each, a “Non-Interested Trustee” and collectively, the “Non-Interested Trustees”), unanimously accepted and endorsed these nominations, nominated the Interested Nominees (defined below) and voted to present each Nominee to shareholders for election as trustees. The Columbia Nations Board currently has no reason to believe that any Nominee will become unavailable for election as a trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance Committee of the Columbia Nations Board and the full Columbia Nations Board may designate.

The Board elections will be effective [April 2011].

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of CFVIT I (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

Anthony M. Santomero and William F. Truscott (each, an “Interested Nominee” and together, the “Interested Nominees”) are “interested persons” of CFVIT I. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, Dr. Santomero is an “interested person” of CFVIT I (an “Interested Trustee”) because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by

Columbia Management and/or a Fund’s subadviser. William F. Truscott, if elected, would be an “interested person” of CFVIT I because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise, the parent company of Columbia Management, in which he is also a stockholder.

16 Nominees have been nominated to the Columbia Nations Board. 7 of those Nominees are the 7 trustees currently serving on the Columbia Nations Board. If the Nominees are elected by shareholders, at least 75% of the trustees on the Columbia Nations Board’s trustees will continue to be Non-Interested Trustees. The Nominees would serve as trustees in accordance with the Declaration of Trust of CFVIT I. Each trustee would serve for an indefinite term. A trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of CFVIT I, or by his or her death, resignation, removal, retirement or incapacity. Under the current Columbia Nations Board’s policy a trustee may serve until the next Columbia Nations Board meeting after he or she reaches the mandatory retirement age established by the Columbia Nations Board, or the fifteenth anniversary of the first Columbia Nations Board or Columbia RiverSource Board meeting he or she attended as a trustee.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with CFVIT I	Term of Office and Length of Time Served as a Trustee of CFVIT I	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Trustee	Indefinite term; None	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	192	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Trustee	Indefinite term; None	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	192	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Name, Address and Age	Position(s) Held or to be Held with CFVIT I	Term of Office and Length of Time Served as a Trustee of CFVIT I	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Trustee	Indefinite term; None	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current	192	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	192	BofA Funds Series Trust (11 funds); CNO Financial, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Trustee	Indefinite term; None	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Trustee	Indefinite term; None	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	192	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Trustee	Indefinite term; None	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Trustee	Indefinite term; None	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Name, Address and Age	Position(s) Held or to be Held with CFVIT I	Term of Office and Length of Time Served as a Trustee of CFVIT I	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation (real estate development) and Mickel Investment Group	192	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Trustee	Indefinite term; None	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)	If elected to serve on the Columbia Nations Board, each Non-Interested Nominee that is currently a trustee of the Trust would oversee 44 funds of the Columbia Fund Complex, and if such Non-Interested Nominee is elected to serve on the Columbia RiverSource Boards, then the Non-Interested Nominee would oversee 148 funds of the RiverSource Fund Complex, for a total of 192 funds across the Combined Fund Complex. If elected to serve on the Columbia Nations Board, each Non-Interested Nominee that is not currently a trustee of the Trust would oversee 44 funds of the Columbia Fund Complex, and if such Non-Interested Nominee also is elected to serve on the Columbia RiverSource Board, then the Non-Interested Nominee would oversee 150 funds of the RiverSource Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with CFVIT I	Term of Office and Length of Time Served as a Trustee of CFVIT I	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero c/o Columbia Family of Funds One Financial Center, Boston, MA 02111 Age 64	Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	192	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Trustee and Senior Vice President	Indefinite term; Senior Vice President since May 2010

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

				194	None

(1)	If elected to serve on the Columbia Nations Board, Dr. Santomero would oversee 44 funds of the Columbia Fund Complex. If Dr. Santomero also is elected to serve on the Columbia RiverSource Boards, then Dr. Santomero would oversee 148 funds of the RiverSource Fund Complex, for a total of 194 funds across the Combined Fund Complex. If elected to serve on the Columbia Nations Board, Mr. Truscott would oversee 44 funds of the Columbia Fund Complex. If Mr. Truscott also is elected to serve on the Columbia RiverSource Boards, then Mr. Truscott would oversee 150 funds of the RiverSource Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of the selling funds.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix A to this Joint Proxy Statement provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Trustees

Messrs. Boudreau, Carmichael, Hawkins, Hilliard, Nagorniak and Santomero and Ms. Shaw were most recently elected to the Columbia Nations Board by shareholders in 2010. Together, such trustees currently comprise the entire Columbia Nations Board. The Columbia Nations Board met on sixteen occasions during the fiscal year ended December 31, 2009.

Leadership Structure and Risk Oversight

The Columbia Nations Board oversees management of CFVIT I and the Funds. The Columbia Nations Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of CFVIT I. The Columbia Nations Board currently consists of seven trustees who have extensive and varied experience and skills. Six of the seven trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia Nations Board has appointed William P. Carmichael, a Non-Interested Trustee, to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Columbia Nations Board meetings, presides at Columbia Nations Board meetings and acts as a liaison with service providers, officers, attorneys, and other trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Columbia Nations Board from time to time. Except for any duties specified herein or pursuant to CFVIT I’s governing documents, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Columbia Nations Board generally. The Nominees have agreed, if all of the Nominees are elected by the shareholders of CFVIT I, to appoint Stephen R. Lewis, Jr., a Non-Interested Nominee, as Chairman subsequent to the Meeting.

The Columbia Nations Board has several standing committees (the “Committees”) which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia Nations Board” below.

The Funds have retained Columbia Management as the Funds’ investment manager and administrator. Columbia Management provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Columbia Nations Board is responsible for overseeing Columbia Management and other service providers in the operation of CFVIT I, including with respect to risk management functions. The Funds and CFVIT I are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Columbia Management, the Funds’ subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of Columbia Management, the Funds’ subadvisers and other service providers has their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Columbia Nations Board’s general oversight of the Funds and CFVIT I and is addressed as part of various activities of the Columbia Nations Board and Committees. The Columbia Nations Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of CFVIT I, the Columbia Nations Board, directly and through one or more Committees, interacts with and reviews reports from, among others, Columbia Management, the Funds’ subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for Columbia Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Columbia Nations Board and the Audit Committee of a Fund also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Columbia Nations Board and its Audit Committee have oversight responsibilities with respect to the compliance program of the Funds and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Columbia Nations Board, with the assistance of the Investment Committee, reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks. In addition, as part of the Columbia Nations Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Columbia Nations Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Non-Interested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Columbia Nations Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Columbia Nations Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among Committees of trustees and the full Columbia Nations Board in a manner that enhances effective oversight. In particular, the Columbia Nations Board believes that having a Non-Interested Trustee serve as the chair of the Columbia Nations Board and of each Committee promotes independence from Columbia Management in developing agendas and conducting meetings. The Columbia Nations Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Columbia Nations Board, including the Committee structure and the manner in which the Columbia Nations Board conducts its risk oversight role, may be changed, at any time and in the discretion of the Columbia Nations Board, including in response to changes in circumstances or the characteristics of CFVIT I. In this regard, it may be changed in certain respects as the Columbia RiverSource Boards consolidate with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia Nations Board

CFVIT I has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of CFVIT I and the Funds and approval of and interaction with the Funds’ independent registered public accounting firm. Management (which generally means the appropriate officers of CFVIT I, and the Funds’ investment manager, administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Funds, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds’ accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Columbia Nations Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on five occasions during the fiscal year ended December 31, 2009.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Columbia Nations Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of Dr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates, the Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on four occasions during the fiscal year ended December 31, 2009.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Non-Interested Trustees; (ii) overseeing issues of corporate governance for CFVIT I and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment manager or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Fund’s board of trustees and the Columbia Nations Board and its committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on seven occasions during the fiscal year ended December 31, 2009.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Columbia Nations Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Columbia Nations Board and Columbia Management on investment matters, and by acting on behalf of the Columbia Nations Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Columbia Nations Board. In carrying out these general responsibilities, the Investment Committee assists the Columbia Nations Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of Columbia Management; investment-related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Investment Committee by the full Columbia Nations Board. The Investment Committee reports its activities to the full Columbia Nations Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Investment Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each trustee is a member of the Investment Committee. With the exception of Dr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates, the Investment Committee members are all Non-Interested Trustees. The Investment Committee met on seven occasions during the fiscal year ended December 31, 2009.

CFVIT I’s Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The charter of the Governance Committee is provided in Appendix B. The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders, and the procedures to be followed by shareholders in submitting such recommendations, are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the trustees to possess.

The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, Columbia Management, the Funds’ subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as trustees. Each trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a trustee.

Nominee Qualifications

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Joint Proxy Statement):

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Boards since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Boards since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial, Inc. (formerly Conseco, Inc.) for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Boards since 2007 and a director/trustee on the Columbia RiverSource Boards since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Boards since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Boards since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise, the parent company of Columbia Management.

Procedures for Communications to the Columbia Nations Board

Shareholders who want to communicate with the Columbia Nations Board or an individual trustee should send written communications to c/o The Secretary of CFVIT I, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of CFVIT I or the individual trustee. The Secretary of CFVIT I may determine not to forward to the Columbia Nations Board or individual trustees any letter that does not relate to the business of a Fund.

Executive Officers of CFVIT I and Columbia Management

Information about the executive officers of CFVIT I and Columbia Management is included in Appendix C to this Joint Proxy Statement.

Remuneration for Trustees and Officers

Information about total trustees’ fees paid by each Fund and CFVIT I to the Non-Interested Trustees and Interested Trustees is included in Appendix D to this Joint Proxy Statement. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as trustees of CFVIT I.

Under the terms of the Columbia Nations Board’s Deferred Compensation Agreement, each eligible trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as trustee for that calendar year. Fees deferred by a trustee are credited to a book reserve account established by the Funds, the value of which is derived from the rate of return of one or more of a subset of the funds in the Combined Fund Complex selected by the trustee (with accruals to such account beginning at such time as a trustee’s elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such trustee under the Deferred Compensation Agreement). Trustees may change their elections only in accordance with the provisions of the Deferred Compensation Agreement.

Distributions from a trustee’s book reserve account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a trustee may qualify to receive such payments. If a deferring trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her book reserve account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Agreement are not funded or secured in any way, and each deferring trustee has the status of an unsecured creditor of the funds overseen by such trustee.

Total fees paid by each Fund to the current trustees of CFVIT I for the Funds’ last fiscal year are outlined in Appendix D to this Joint Proxy Statement.

Columbia Management pays all salaries of officers of CFVIT I, except for the Funds’ Chief Compliance Officer, a portion of whose salary is paid by CFVIT  I.

Required Vote and Recommendation

Election of trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of CFVIT I at which a quorum is present or represented by proxy.

THE COLUMBIA NATIONS BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE AMENDMENT TO DECLARATION OF TRUST

As discussed above under Proposal 1, the Columbia RiverSource Boards and the Columbia Nations Board have agreed to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. In order to implement the board of directors/trustees consolidation discussed above, the Governance Committee of the Columbia Nations Board, and the full Columbia Nations Board, have nominated the 16 individuals listed in the Joint Proxy Statement for election to the Columbia Nations Board, as further described in Proposal 1. However, the Declaration of Trust of CFVIT I currently states that CFVIT I can have no more than 15 trustees. Accordingly, it is proposed that the applicable provision of the Declaration of Trust of CFVIT I be amended (a) to increase the maximum permissible number of trustees to twenty (20) and (b) to provide that any future change in the actual number of trustees within the stated range shall require the approval of at least seventy-five percent (75%) of the trustees then serving. The language used in the relevant provision of the current Declaration of Trust and a sample of the proposed language that would be included in the Declaration of Trust, are set forth below.

Current Language	Proposed Language
The number of Trustees shall be fixed from time to time by written instrument signed by a majority of the Trustees so fixed then in office, provided, however, that the number of Trustees shall in no event be less than three or more than fifteen.	The number of Trustees shall be fixed from time to time by written instrument signed by a majority of the Trustees so fixed then in office, provided, however, that the number of Trustees shall in no event be less than three or more than twenty. The actual number of Trustees shall be set from time to time by action of at least 75% of the Trustees then in office.

The proposed amendment to the Declaration of Trust of CFVIT I would also provide that any future change to the provisions regarding the establishment of a maximum and minimum number of trustees would require the approval of seventy-five percent (75%) of the then serving trustees as well as, if required, a majority vote of the shareholders of CFVIT I.

Required Vote and Recommendation

Approval of the amendment to the Declaration of Trust of CFVIT I (Proposal 2) requires the affirmative vote of a majority of the shares of CFVIT I present and entitled to vote at the Meeting. All shares of CFVIT I vote together as a single class on Proposal 2.

THE COLUMBIA NATIONS BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE DECLARATION OF TRUST OF CFVIT I.

PROPOSAL 3 – APPROVE AMENDMENT TO IMS AGREEMENT

Columbia Asset Allocation Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

(each, an “IMS Fee Fund” and collectively, the “IMS Fee Funds”)

Background

Each Board has unanimously approved an amendment to its respective Investment Management Services Agreement (each, an “IMS Agreement” and together, the “IMS Agreements”) between Columbia Management and its respective Trust, on behalf of its IMS Fee Funds. Under the 1940 Act, shareholder approval is required before any Fund can implement the proposed amendment. If shareholders of a Fund do not approve the proposed amendment, such Fund will continue operating pursuant to the IMS Agreement currently in effect.

The proposed amendment is part of a larger group of proposals aimed at further integrating the Combined Fund Complex following the Transaction. The proposed amendment, if approved, is designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the proposed amendment, the Funds would continue to be managed by Columbia Management and are expected to receive services that are the same as the services provided under the current IMS Agreements. The proposed amendment to the IMS Agreement for each IMS Fee Fund would increase the investment advisory fee rate payable by such IMS Fee Fund to Columbia Management at all or many asset levels (with current effective advisory fees increasing up to [0.29]% depending on the IMS Fee Fund). Each IMS Fee Fund’s operations and the manner in which Columbia Management manages the IMS Fee Fund are not expected to change. More specifically, except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects. In addition, as described in more detail below, the proposed amendment would not necessarily result in higher gross expenses in certain of these Funds in light of their current asset levels and contemporaneous reductions in other fee rates.

A description of key terms and provisions of the IMS Agreements follows. Additional details about the effects of the proposed amendment on the IMS Fee Funds’ fee rates are set forth under “Changes to Investment Advisory Fee Rates” and “Board Considerations” below. Additional information about Columbia Management is provided in Appendix E.

Description of IMS Agreements

The current IMS Agreements are dated as of May 1, 2010 and were last approved by shareholders of the Funds at joint special meetings of such shareholders that were held on March 3, 2010. The joint special meetings were held in connection with the Transaction, which resulted in the termination of the Funds’ prior investment advisory agreements with the Funds’ prior investment adviser.

The IMS Agreements generally provide that, subject to oversight by the applicable Board and the authorized officers of the Trusts, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives, strategies and policies; perform investment research; prepare and make available to such Board all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The IMS Agreements add that Columbia Management will determine which investments to make consistent with the Funds’ investment strategies, recommend changes to investment objectives, strategies and policies to applicable Board and furnish to such Board such reports, statistical data and other information relating to the investment management of the relevant Funds in the form and at such intervals that the relevant Board may reasonably request.

Under the IMS Agreements, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution, except where otherwise directed by the relevant Board. In selecting broker-dealers to execute transactions, Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities, or research or other information furnished to Columbia Management. The IMS Agreements explicitly contemplate that Columbia Management may, except where otherwise directed by the applicable Board, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

The IMS Agreements contemplate the engagement by Columbia Management of subadvisers for the Funds, and provides that Columbia Management may subcontract for certain of the services described under the IMS Agreements, with the understanding that the quality and level of services required to be provided under the agreement will not be diminished thereby and with the understanding that Columbia Management will obtain the approval of the applicable Board and/or the Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the IMS Agreements, resolutions of such Board and Columbia Management’s commitments.

The IMS Agreements contemplate that Columbia Management will provide support as required or requested by the relevant Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The IMS Agreements also contemplate that Columbia Management may vote proxies and provide or withhold consents as directed by the applicable Board from time to time.

The IMS Agreements generally require that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreements generally require books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under the IMS Agreements, each Fund pays a fee that is based on a percentage of the average daily net assets of the Fund. The IMS Agreements provide for such fees to be accrued daily and paid monthly. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

The aggregate amounts actually paid by each IMS Fee Fund to the prior investment adviser pursuant to the prior investment advisory agreement (which included fee schedules identical to those currently in effect) during such Fund’s last fiscal year, and the amounts that would have been paid to the investment adviser if the proposed fee rates had been in effect, are set forth in Appendix F to this Joint Proxy Statement. Information about the current and proposed fee rates for each IMS Fee Fund are set forth below under “Changes to Investment Advisory Fee Rates – Current and Proposed Management Fee Rates”. In addition, current and proposed fee tables for each IMS Fee Fund that would, based on asset levels as of [the end of the Fund’s last fiscal year], experience an increase in the fees shown in its fee table are set forth in Appendix G to this Joint Proxy Statement. Except for the fee rate changes described in this Proposal 3, there are no proposed fee rate changes that could increase the investment advisory fee rates payable under the IMS Agreements.

As noted below, Columbia Management has agreed to implement contractual expense limitations that will generally cap annual operating expense ratios at levels that are at or below the median net operating expense ratio of funds in the respective Fund’s peer group (as determined annually after the initial term by an independent third-party data provider), pursuant to a methodology mutually agreed upon by each Board and Columbia Management. These commitments may mitigate the impact of any investment advisory fee increases. Any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by a Board in its discretion.

Payment of Expenses

The IMS Agreements require Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the trustees or officers of the Trusts who are directors, officers, or employees of Columbia Management (except to the extent that a Board specifically approves the payment by the Fund of all or a portion of such compensation). The IMS Agreements specifically note that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Limits of Liability

Under the IMS Agreements, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreements or reckless disregard of its obligations or duties under the IMS Agreements.

Changes to Investment Advisory Fee Rates

Each Board has approved, and recommends that shareholders of the relevant IMS Fee Funds approve, an amendment to its respective IMS Agreement between Columbia Management and its respective Trust, on behalf of its IMS Fee Funds, that would increase the investment advisory fee rates payable by each IMS Fee Fund to Columbia Management at all or many asset levels. Except for the investment advisory fee rates payable by an IMS Fee Fund, the IMS Agreement for such IMS Fee Fund would remain the same in all respects.

As indicated above, the proposed amendment to the IMS Agreements is part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Mid Cap Growth Fund, Variable Series with those of other actively managed mid-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS Fee Funds would increase at all or many asset levels (with current effective advisory fees increasing up to [0.29]% depending on the IMS Fee Fund), as described below. Even though certain fee rates will increase for certain funds, including the IMS Fee Funds, the net effect of the larger group of proposals, which, for many of the funds comprising the Combined Fund Complex, include reductions in administration fee rates and contractual expense limitations, is expected to be a reduction in the overall fees paid, on a cumulative basis, by the various funds comprising the Combined Fund Complex. Thus, on a cumulative basis, Variable Contract owners, many of whom have an interest in shares of more than one fund, may pay lower fees overall even if the cost of a particular fund is increasing.

Although the proposed amendment to the IMS Agreements would result in higher investment advisory fee rates payable by the IMS Fee Funds at all or many asset levels, it would not necessarily result in higher gross expenses for certain of those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. In this regard, for certain IMS Fee Funds at all asset levels, reductions in administration fee rates (which do not require shareholder approval but are contingent on shareholder approval of Proposal 3) will fully offset increases in advisory fee rates. Unlike investment advisory fee rates, a shareholder vote is not required to increase the administration fee rates of a Fund.

The following chart provides additional information on a fund-by-fund basis about current and proposed investment advisory fee rates and administration fee rates for the IMS Fee Funds and illustrates the impact of the changes to investment advisory fee rates and administration fee rates on a consolidated basis.

Current and Proposed Management Fee Rates

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administration		Total
Columbia Asset Allocation Fund, Variable Series	$0-$500 $500-$1,500 >$1,500	0.450 0.400 0.350	% % %	0.020 0.020 0.020	% % %	0.470 0.420 0.370	% % %	All Assets	0.550%		0.020%		0.570%

Columbia Mid Cap Growth Fund, Variable Series	All Assets	0.650%		0.230%		0.880%		$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$12,000 > $12,000	0.760 0.715 0.670 0.620 0.620 0.620	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.030	% % % % % %	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

Columbia Small Company Growth Fund, Variable Series	$0-$500 $500-$1,500 >$1,500	0.500 0.450 0.400	% % %	0.150 0.150 0.150	% % %	0.650 0.600 0.550	% % %	$0-$500 $500-$1,000 $1,000-$3,000 $3,000-$12,000 >$12,000	0.790 0.745 0.700 0.700 0.700	% % % % %	0.080 0.075 0.070 0.060 0.050	% % % % %	0.870 0.820 0.770 0.760 0.750	% % % % %

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions)	Proposed Advisory		Proposed Administration		Total
Columbia Strategic Income Fund, Variable Series	$0-$500 $500-$1,000 $1,000-$1,500 > $1,500	0.600 0.550 0.520 0.490	% % % %	0.000 0.000 0.000 0.000	% % % %	0.600 0.550 0.520 0.490	% % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.530 0.525 0.515 0.495 0.480 0.455 0.440 0.431 0.419 0.419 0.409 0.393 0.374 0.353	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.600 0.590 0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % % % %

The fees shown in the above table do not account for any contractual expense limitation agreements between Columbia Management and the IMS Fee Funds. In this regard, Columbia Management has agreed to implement contractual expense limitations that will generally cap annual operating expense ratios for each IMS Fee Fund at levels that are at or below the median net expense ratio of funds in the respective IMS Fee Fund’s peer group. These commitments may mitigate the impact of any investment advisory fee changes resulting from the adoption of standardized fee schedules. Appendix G shows current and proposed fee tables for each IMS Fee Fund that would, based on asset levels as of [the end of the Fund’s last fiscal year], experience an increase in the fees shown in its fee table, including the estimated impact of the changes to management fees and the estimated impact of the contractual fee caps on such IMS Fee Fund. While Columbia Management does not currently expect to change its practice of establishing annual contractual expense limitations, as described below, any contractual expense limitation may be revised or discontinued upon its expiration, unless sooner terminated by the relevant Board in its discretion.

Annually, after the initial term, an independent third-party data provider will determine the median net expense ratio of a Fund’s Class A shares peer group, which includes many (but not all) funds with similar strategies as the Fund, as determined by the independent third-party data provider. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class A shares of such Fund, if necessary. Columbia Management may, from time to time, establish a contractual expense limitation that is lower than the median net expense ratio determined by the independent third-party data provider. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and service (Rule 12b-1) fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the estimates shown in Appendix G. The estimated proposed expense caps shown in Appendix G reflect peer group median net expense ratios as of early 2010, which are likely to change from year to year but will remain in place until at least the date shown in Appendix G. The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are also set forth in Appendix G.

Columbia Management has informed the Atlantic/Nations Boards that the reductions in administration fee rates shown above are contingent on shareholder approval of the proposed amendment for the particular IMS Fee Fund. If shareholders of an IMS Fee Fund fail to approve the proposed amendment on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the IMS Agreement. All terms and conditions of the current IMS Agreement that are currently in effect, including the current investment advisory fee rates, would remain in effect. In addition, for such an IMS Fee Fund, there would be no reduction in administration fee rates.

Board Considerations

In September 2010, the Atlantic/Nations Boards unanimously approved the amendment to the IMS Agreements on behalf of the IMS Fee Funds. Prior to this approval, the Advisory Fee and Expense Committee, on behalf of the Columbia Atlantic Board, and the Contracts Review Committee, on behalf of the Columbia Nations Board, and/or the full Atlantic/Nations Boards held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by the IMS Fee Funds. Below is a summary of the factors that the trustees of each Board considered:

Columbia Atlantic Board

Note: For purposes of this “Columbia Atlantic Board” subsection, references to the “Board” refer to the Columbia Atlantic Board and references to “IMS Fee Funds” refer collectively to the IMS Fee Funds that are series of Columbia Funds Variable Insurance Trust (“CVIT”) and individually to Columbia Asset Allocation Fund, Variable Series, Columbia Small Company Growth Fund, Variable Series and Columbia Strategic Income Fund, Variable Series. In addition, references to “trustees” refer specifically to the trustees of the Columbia Atlantic Board.

As noted above, in September 2010, the Board unanimously approved an amendment to the IMS Agreement on behalf of the IMS Fee Funds, which would increase the contractual investment advisory fee rates payable at various asset levels by each IMS Fee Fund to Columbia Management for investment advisory services. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee rates before determining to approve the amendment. The schedules of the current and proposed investment advisory fee rates for each IMS Fee Fund under its IMS Agreement are set forth above in “Changes to Investment Advisory Fee Rates - Current and Proposed Management Fee Rates.” The amounts that would have been paid to Columbia Management by the IMS Fee Funds during the most recently completed fiscal year under the amended IMS Agreement are set forth in Appendix G.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America Corporation and the parent of the IMS Fee Funds’ prior investment adviser. In connection with that acquisition, the IMS Fee Funds entered into the current IMS Agreement with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the “Committee”) of the Board a proposal to rationalize the fees and expenses, including the investment advisory fees, of the various registered investment companies in the Columbia Funds Complex. Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider.

While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses payable, on a cumulative basis, by the various funds comprising the Combined Fund Complex, it was expected that certain fees and expenses, including investment advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administration fee schedules across funds in the same asset class and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds and reduce custody fees for the funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of Class A shares of funds, the expenses of which exceed the median expenses of such fund’s Class A shares peer group (as determined annually by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds’ other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not “interested persons” (as defined in the 1940 Act) of CVIT (the “CVIT Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the IMS Agreement by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the amendment to the IMS Agreement and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the CVIT Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current IMS Agreement with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the CVIT Independent Trustees pursuant to an assurance of discontinuance entered into in 2005 by Columbia Management Advisors, LLC, the IMS Fee Funds’ prior adviser, with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the amendment to the IMS Agreement. On September 14, 2010, the trustees, including a majority of the CVIT Independent Trustees, approved the amendment to the IMS Agreement for each IMS Fee Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the amendment to the IMS Agreement. The factors considered by the Committee and the trustees in recommending approval and approving the amendment to the IMS Agreement for each IMS Fee Fund included the following:

•	The expected benefits of continuing to retain Columbia Management as the IMS Fee Funds’ investment manager;

•	The terms and conditions of the IMS Agreement, including the increase in the advisory fee schedule for each IMS Fee Fund;

•

The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administration services, transfer agency and custody fee rates, on each IMS Fee Fund’s total expense ratio;

•

For IMS Fee Funds other than Columbia Asset Allocation Fund, Variable Series and Columbia Strategic Income Fund, Variable Series, the reduction in the rates payable under that IMS Fee Fund’s administration services agreement;

•

The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for IMS Fee Funds, so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of class A shares were not expected to exceed the median expenses of such fund’s class A shares peer group (as determined by an independent third-party data provider);

•	That Columbia Management, and not any IMS Fee Fund, would bear the costs of obtaining any necessary shareholder approvals of the amendment to the IMS Agreement;

•	The expected impact on expenses for certain IMS Fee Funds of proposed mergers; and

•	The expected benefits of further integrating the Combined Fund Complex by:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Select Small Cap Fund with those of other actively managed small-cap funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of the funds in the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

Nature, Extent and Quality of Services Provided under the IMS Agreement

The trustees considered the nature, extent and quality of services provided to the IMS Fee Funds by Columbia Management and its affiliates under the amended IMS Agreement and under separate agreements for the provision of transfer agency and administration services, and the resources dedicated to the IMS Fee Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the IMS Fee Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each IMS Fee Fund. For each IMS Fee Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each IMS Fee Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The trustees reviewed information about the performance of each IMS Fee Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each IMS Fee Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each IMS Fee Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to the IMS Fee Fund’s IMS Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the IMS Fee Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the IMS Fee Fund’s investment strategy and policies and that the IMS Fee Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the IMS Fee Fund’s investment strategy; (iii) that the IMS Fee Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the IMS Fee Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted the performance of each IMS Fee Fund, as of February 28, 2010, relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons, as set forth below.

IMS Fee Fund	One Year Performance*		Three Year Performance*
Columbia Asset Allocation Fund, Variable Series	[	—]	[	—]
Columbia Small Company Growth Fund, Variable Series	[	—]	[	—]
Columbia Strategic Income Fund, Variable Series	[	—]	[	—]

*	The best performance is in the first quintile.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions regarding the amendment to the IMS Agreement, that the performance of each IMS Fee Fund and Columbia Management was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each IMS Fee Fund at all or certain assets levels and would be otherwise identical to each IMS Fee Fund’s current IMS Agreement. In addition, the trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements at most asset levels for certain funds. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the IMS Agreement and other proposed contractual changes, including the contractual expense limitations described above for IMS Fee Funds, each IMS Fee Fund’s contractual management fees and total net expenses would have been in the quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons, as set forth below.

IMS Fee Fund	Contractual Management Fees*		Total Net Expenses*
Columbia Asset Allocation Fund, Variable Series	[	—]	[	—]
Columbia Small Company Growth Fund, Variable Series	[	—]	[	—]
Columbia Strategic Income Fund, Variable Series	[	—]	[	—]

*	The lowest fees and expenses would be in the first quintile.
**	This reflects the actual management fee.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each IMS Fee Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The trustees considered information about the investment advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each IMS Fee Fund’s proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the IMS Fee Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the IMS Fee Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each IMS Fee Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant IMS Fee Funds, the current and anticipated expense levels of each IMS Fee Fund, and the implementation of breakpoints and/or expense limitations with respect to each IMS Fee Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Fund, supported the approval of the amendment to the IMS Agreement pertaining to that IMS Fee Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each IMS Fee Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and whether those economies of scale were shared with the IMS Fee Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the IMS Fee Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain IMS Fee Funds. After reviewing these and related factors, the trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the IMS Fee Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the IMS Fee Funds, such as the provision by Columbia Management of administration services to the IMS Fee Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the IMS Fee Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the IMS Fee Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the IMS Fee Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the IMS Fee Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the IMS Fee Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the IMS Fee Funds’

securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each IMS Fee Fund.

Based on the foregoing, the trustees concluded that the proposed investment advisory fee rates for each IMS Fee Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the trustees unanimously approved the amendment to the IMS Agreement and recommend that shareholders of each IMS Fee Fund vote “FOR” approval of Proposal 3.

Columbia Nations Board

Note: For purposes of this “Columbia Nations Board” subsection, references to the “Board” refer to the Columbia Nations Board and references to “IMS Fee Funds” refer collectively to the IMS Fee Funds that are series of CVIT I and individually to Columbia Mid Cap Growth Fund, Variable Series. In addition, references to “trustees” refer specifically to the trustees of the Columbia Nations Board.

Prior to approving the proposed changes to the fee rates payable by the IMS Fee Funds, the trustees, including the Non-Interested Trustees, were presented with, and requested, received and evaluated, materials about the current IMS Agreements, the proposed changes to the fee rates and fee structures and related matters from Columbia Management. The trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the IMS Fee Funds’ current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. In this regard, the Board recognized that many of the funds in the Combined Fund Complex were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreements. The trustees also consulted with the Non-Interested Trustees’ independent legal counsel, who advised on applicable legal standards, and otherwise assisted the trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the trustees leading up to and during the [—] meetings, the Columbia Nations Board, on behalf of its respective IMS Fee Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for each IMS Fee Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to each Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreements is, under the circumstances, in the best interest of each Fund and the Fund’s shareholders. The factors that the trustees of the Board considered included, principally, the following:

•	The expected benefits of continuing to retain Columbia Management as the Funds’ investment manager;

•	The nature, extent and quality of investment management services provided by Columbia Management to each Fund;

•

The recent evaluation of the historical performance of Columbia Management in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•	The recent evaluation of each Fund’s potential to realize economies of scale through operations of Columbia Management;

•	The indirect benefits, such as from soft dollar arrangements that Columbia Management has obtained and will continue to obtain, from managing the Funds;

•	The expected benefits to shareholders of further integrating the Columbia RiverSource Funds Complex by:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

•

Implementing contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of the respective fund’s peer group (as determined annually after the initial term by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

•

The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of each IMS Fee Fund, including the contemporaneous reduction in the rates payable by each IMS Fee Fund under its administration services agreement contingent on shareholder approval of the amendment to the Fund’s IMS Agreement, and the willingness of Columbia Management to contractually agree to limit total operating expenses for such IMS Fee Fund for a certain period of time;

•

Current and projected profits to Columbia Management from providing investment management and other services to the IMS Fee Funds, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•	That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate Columbia Management for services performed for the IMS Fee Funds.

Nature, Extent and Quality of Services

The trustees considered the nature, extent and quality of services provided to the IMS Fee Funds by Columbia Management under the amended IMS Agreement, and the resources dedicated to the IMS Fee Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the IMS Fee Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each IMS Fee Fund. For each IMS Fee Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each IMS Fee Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance

The trustees reviewed information about the performance of each IMS Fee Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each IMS Fee Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each IMS Fee Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to the IMS Fee Fund’s IMS Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the IMS Fee Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the IMS Fee Fund’s investment strategy and policies and that the IMS Fee Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the IMS Fee Fund’s investment strategy; (iii) that the IMS Fee Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the IMS Fee Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions regarding the amendment to the IMS Agreement, that the performance of each IMS Fee Fund and Columbia Management was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by each IMS Fee Fund at all or certain assets levels and would be otherwise identical to each IMS Fee Fund’s current IMS Agreement. In addition, the trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at most asset levels, for all of the IMS Fee Funds.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of each IMS Fee Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability

The trustees considered information about the investment advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each IMS Fee Fund’s proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the IMS Fee Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the IMS Fee Funds. The trustees reviewed information provided by management as to the current and projected profitability to Columbia Management and its affiliates of their relationships with each IMS Fee Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Fund, supported the approval of the amendment to the IMS Agreement pertaining to that IMS Fee Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each IMS Fee Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the IMS Fee Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the IMS Fee Funds were expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the IMS Fee Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain IMS Fee Funds. After reviewing these and related factors, the trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the IMS Fee Funds supported the approval of the amendment to the IMS Agreement.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the IMS Fee Funds, such as the provision by Columbia Management of administration services to the IMS Fee Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the IMS Fee Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the IMS Fee Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the IMS Fee Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the IMS Fee Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the IMS Fee Funds.

The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the IMS Fee Funds’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each IMS Fee Fund.

Based on the foregoing, the trustees concluded that the proposed investment advisory fee rates for each IMS Fee Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the trustees unanimously approved the amendment to the IMS Agreements and unanimously recommend that shareholders of each IMS Fee Funds vote “FOR” the approval of Proposal 3.

Required Vote and Recommendation

Approval of the amendment to each IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund vote together as a single class on Proposal 3. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 3.

THE ATLANTIC/NATIONS BOARDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF EACH PROPOSED AMENDMENT TO THE IMS AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting Information

Separate accounts of insurance companies are the predominant shareholders of the Funds. The insurance companies generally vote the shares of a Fund attributable to such separate accounts in accordance with timely instructions received from owners of the Variable Contracts (the “Contract Owners”) that have contract values allocated to such separate accounts invested in Fund shares. An insurance company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Variable Contract on the Record Date (as defined below).

If a voting instruction is not received from a Contract Owner, the insurance company will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to each Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the insurance company generally will vote those shares FOR each Proposal and each Nominee. As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes.

Revocation of Voting Instructions

Contract Owners may revoke voting instructions by providing written notice of revocation to their insurance company, by submitting a subsequently executed and dated Voting Instruction Card, or by submitting voting instructions by telephone or Internet. If a Contract Owner submits a voting instruction by telephone or through the Internet, he or she may revoke it by submitting a subsequent timely voting instruction by telephone or Internet or by completing, signing and timely returning a Voting Instruction Card dated as of a date that is later than his or her last telephone or Internet voting instruction.

Revocation of Proxies

Shareholders may revoke prior proxy instructions by providing superseding proxy instructions by written notice to that Fund at the address set forth above, by submitting a subsequently executed and dated proxy card, by authorizing their proxy by telephone or internet, or by attending the Meeting and casting their vote in person. Shareholders who plan on attending the Meeting should call [—] to obtain important information regarding attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Votes cast at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The quorum requirements of the Trusts are set forth below:

Fund	Trust	Quorum Requirement for a Fund or the Trust as a Whole
Columbia Asset Allocation Fund, Variable Series Columbia Small Company Growth Fund, Variable Series Columbia Strategic Income Fund, Variable Series	Columbia Funds Variable Insurance Trust	Thirty percent (30%) of the shares of the Fund entitled to vote

Columbia High Yield Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series

	Columbia Funds Variable Insurance Trust I	One third (33.33%) of the shares of the Fund or CFVIT I as a whole entitled to vote

The inspectors of election will treat abstentions as present for purposes of determining a quorum. A quorum of shareholders of a Fund is required to take action at the Meeting on proposals affecting such Fund. Separately, a quorum of shareholders of CFVIT I is required to take action on the election of the Nominees to the Board.

In the event that a quorum of shareholders of a Fund or of the Trusts is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or the Trusts and/or with respect to one or more proposals by a majority of votes properly cast upon the question, without further notice, and further solicitations may be made. Because separate accounts of the insurance companies are the predominant shareholders of record of the Funds, the Funds expect all such shares to be present at the Meeting.

If you were a Contract Owner with a beneficial interest in a Fund as of the close of business on December 17, 2010 (the “Record Date”), you are entitled to notice of the Meeting and have the right to instruct your insurance company as to the manner in which shares of the Funds attributable to your Variable Contract should be voted. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix H. Shareholders of each Fund of CFVIT I are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date. Shareholders of each Fund of CFVIT are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares or Variable Contract interests are held in an IRA account, you have the right to vote or provide voting instructions on those shares or interests. If you do not provide voting instructions with respect to your shares or interests, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares or provide voting instructions for interests for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

The election of trustees to the Columbia Nations Board (Proposal 1) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a Nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of trustees to be elected at the Meeting, which is 16. All shares of the Trust vote together as a single class on Proposal 1.

For each Fund that is a series of CFVIT I, approval of Proposal 2 requires the affirmative vote of more than 50% of the total interests entitled to vote. All shares of CFVIT I vote together as a single class on Proposal 2.

For each IMS Fee Fund, approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of an IMS Fee Fund vote together as a single class on Proposal 3, and each IMS Fee Fund’s shareholders vote separately from shareholders of other IMS Fee Funds on Proposal 3.

Effect of Abstentions

For all matters to be voted upon, an abstention will not be considered a vote cast, however, an abstention will be counted for purposes of attaining a quorum. With respect to Proposals 1 and 2, abstentions will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against Proposal 3 in respect of each Fund entitled to vote thereon.

Annual Meetings and Shareholder Proposals

The Trusts do not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Trusts last called a shareholder meeting to elect trustees and approve the current IMS Agreement in March of this year. The Governance Committee of the Columbia Nations Board typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to the Funds (Attention: Secretary). To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a trustee (if elected)).

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Columbia Nations Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. It is not anticipated that there will be another meeting to elect trustees before February 2016. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to c/o The Secretary of Columbia Funds Series Trust, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager and administrator of the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. Please see Appendix I for information regarding the aggregate amount of commissions paid by each Fund to any affiliated brokers during its most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix J to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Nominees (or Trustees) and officers of each Trust, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $[—], which will be paid by Columbia Management or an affiliated company. The material terms of the contract with Computershare Fund Services are [—].

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Voting Instruction Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: Computershare Fund Services, [—].

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Boards of Trustees,

[—]

Scott R. Plummer
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Voting Instruction Card, by calling the toll-free number listed on the enclosed Voting Instruction Card, or by mailing the enclosed Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Voting Instruction Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of CFVIT I, as a group, beneficially owned less than 1% of each class of shares of each Fund. The Nominees do not own shares of any Fund covered by this Joint Proxy Statement. The tables below show the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010 of CFVIT I

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins	R. Glenn Hilliard
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*	E*	E*	E*	C*	E*

*	Total includes deferred compensation invested in share equivalents

Fund	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie	Alison Taunton-Rigby	Minor M. Shaw
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E*	E*	E*	E*	E	E	E*

*	Total includes deferred compensation invested in share equivalents

Interested Nominee Ownership as of September 30, 2010 of CFVIT I

Fund	William F. Truscott	Anthony M. Santomero
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E*	E*

*	Total includes deferred compensation invested in share equivalents

A-1

APPENDIX B

Governance Committee Charter of Columbia Nations Board

1.	Membership. The governance committees (each, a “Governance Committee” and collectively, the “Governance Committees”) of the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust (each, a “Fund Company” and collectively, the “Fund Companies”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any Fund Company’s series (each, a “Fund” and collectively, the “Funds”), or any Fund’s investment manager or principal underwriter (the “Independent Trustees”).

Each Board shall designate the members of its Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. Each Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee. Unless the Chairman of a Fund Company’s Board is designated as a full member of that Board’s Governance Committee, the Chairman of the Board shall be an ex officio member of that Governance Committee.

2.	Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Trustees and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board’s pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of each Governance Committee include:

a.	generally overseeing issues of corporate governance of the Fund Companies;

b.	nominating Independent Trustees;

c.	addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment manager or sub-adviser or any control affiliate thereof (“Unaffiliated Trustees”), including deferred compensation and retirement policies; and

d.	evaluating its Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

a.	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

b.	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

c.	identify and evaluate Independent Trustee candidates according to the relevant criteria;

d.	consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Columbia Funds, c/o Secretary, at the principal address shown on its registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In the case of any Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Fund Company’s Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

e.	periodically review and make recommendations to its full Board regarding Unaffiliated Trustee compensation;

f.	initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

g.	consider, oversee and implement any evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow;

h.	report its activities to its full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate;

i.	establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate. Any related costs shall be borne by the Funds; and

j.	evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to address matters relating to such engagement as the Committee deems appropriate.

4.	Procedural Matters.

a.	Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to each such Governance Committee as it may consider appropriate.

b.	Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

c.	Each Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fee and other retention terms.

Adopted: August 24, 2000

Last Amended: February 25, 2009

APPENDIX C

Officer and Director Information

Information regarding (i) the current officers of CFVIT I, and (ii) the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer) (2009)	Vice President (2010)	Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

J. Kevin Connaughton (Born 1964) Columbia Management One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2009)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, RiverSource Funds since 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Joseph F. DiMaria (Born 1968) Columbia Management One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Amy K. Johnson (Born 1965) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Vice President, RiverSource Funds, since 2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Michael A. Jones (Born 1959) Columbia Management 100 Federal Street Boston, MA 02110	Senior Vice President (2010)	President and Director (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Vice President, RiverSource Funds, since 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Ryan C. Larrenaga (Born 1970) Columbia Management One Financial Center Boston, MA 02111	Assistant Secretary (2005)	None	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	None	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Marybeth Pilat (Born 1968) Columbia Management One Financial Center Boston, MA 02111	Deputy Treasurer (2010)	Vice President, Mutual Fund Administration (2010)	Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Scott R. Plummer (Born 1959) Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer (2010)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Julian Quero (Born 1967) Columbia Management One Financial Center Boston, MA 02111	Deputy Treasurer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967) Columbia Management One Financial Center Boston, MA 02111	Assistant Treasurer (2006)	Director, Mutual Fund Accounting Oversight and Treasury (2010)	Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

William F. Truscott (Born 1960) Columbia Management 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Chairman of the Board (previously President, Chairman of the Board and Chief Investment Officer from 2001 to April 2010) (2001)	Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Stephen T. Welsh (Born 1957) Columbia Management One Financial Center Boston, MA 02111	Vice President (2006)	President and Director (2010)	President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964) Columbia Management One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer (2007)	Vice President and Chief Compliance Officer (2010)	Vice President, RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

Name and Address	Principal Occupation
Brian J. McGrane Columbia Management 5228 Ameriprise Financial Center Minneapolis, MN 55474	Director, Senior Vice President and Chief Financial Officer of Columbia Management.

APPENDIX D

Trustee Compensation

Total trustees’ fees paid by each Fund of CFVIT I to the Non-Interested Trustees and Interested Trustees are listed below for the fiscal year ended December 31, 2009. No trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses during this fiscal year. All trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia Nations Board or standing Committees, which are not reflected in the amounts shown.

Non-Interested Trustee Compensation from CFVIT I Funds

	Aggregate Compensation from Fund Non-Interested Trustees
Fund	Edward J. Boudreau[1]	William P. Carmichael[2]	Minor M. Shaw[3]	R. Glenn Hilliard[4]	William A. Hawkins[5]	John J. Nagorniak[6]
For Funds with fiscal years ending December 31
Columbia High Yield Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166
Columbia Marsico 21st Century Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166
Columbia Marsico Focused Equities Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166
Columbia Marsico Growth Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166
Columbia Marsico International Opportunities Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166
Columbia Mid Cap Growth Fund, VS	$4,582	$5,551	$4,465	$4,505	$4,620	$3,886
Amount deferred	$1,375	$0	$2,233	$519	$0	$1,166

Interested Trustee Compensation from the CFVITI Funds

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero[7]
For Funds with fiscal years ending December 31
Columbia High Yield Fund, VS	$4,117
Amount deferred	$2,059
Columbia Marsico 21st Century Fund, VS	$4,117
Amount deferred	$2,059
Columbia Marsico Focused Equities Fund, VS	$4,117
Amount deferred	$2,059
Columbia Marsico Growth Fund, VS	$4,117
Amount deferred	$2,059
Columbia Marsico International Opportunities Fund, VS	$4,117
Amount deferred	$2,059
Columbia Mid Cap Growth Fund, VS	$4,117
Amount deferred	$2,059

Aggregate Non-Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Funds Complex Paid to Non-Interested Trustees for the Calendar Year Ended December 31, 2009
Edward J. Boudreau, Jr. (1)	$295,000
William P. Carmichael(2)	$357,500
Minor M. Shaw(3)	$287,500
R. Glenn Hilliard(4)	$290,000
William A. Hawkins(5)	$297,500
John J. Nagorniak(6)	$250,000

(1)

During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Boudreau’s account under that plan was $254,665.

(2)

During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Carmichael’s account under that plan was $882,465.

(3)

During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Ms. Shaw’s account under that plan was $544,396.

(4)

During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Hilliard’s account under that plan was $482,735.

(5)

During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Hawkins’s account under that plan was $41,981.

(6)

During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Mr. Nagorniak’s account under that plan was $145,536.

Aggregate Interested Nominee Compensation Paid by Columbia Fund Complex for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009
Anthony M. Santomero(7)	$265,000

(7)

During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of September 30, 2010, the value of Dr. Santomero’s account under that plan was $172,264.

Aggregate Non-Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

The following individuals are Nominees but are not currently trustees of CFVIT I and, accordingly, have received no compensation from any Fund or from the Trust. They are non-interested directors/trustees of the various registrants in the RiverSource Fund Complex and, as such, received compensation from the various registrants in the RiverSource Fund Complex in the amounts shown below.

D-1

Board Member	Total Compensation from the RiverSource Fund Complex Paid to Non-Interested Directors/Trustees for the Calendar Year Ended December 31, 2009
Kathleen Blatz	$172,500
Arne H. Carlson	$177,500
Pamela G. Carlton	$160,000
Patricia M. Flynn	$165,000
Anne P. Jones	$172,500
Jeffrey Laikind	$160,000
Stephen R. Lewis, Jr.	$400,000
John F. Maher	$155,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Alison Taunton-Rigby	$165,000

Aggregate Interested Director/Trustee Compensation Paid by the RiverSource Fund Complex for Calendar Year Ended December 31, 2009

The RiverSource Fund Complex paid no directors’/trustees’ fees to Mr. Truscott during the last calendar year.

D-2

APPENDIX E

More Information on Columbia Management

COMPARABLE FUNDS FOR WHICH COLUMBIA MANAGEMENT

SERVES AS INVESTMENT ADVISER

Columbia Management currently manages certain funds with investment objectives that are similar to those of the IMS Fee Funds. The table below identifies each such fund, its net assets as of October 31, 2010, and Columbia Management’s investment advisory fee rate with respect to the fund. Shareholders of certain of those funds are being asked to approve new investment management services agreements or an amendment to the investment management services agreements that could change the fee rates for such funds. These fee changes are not reflected in the table below, which show fee rates as of October 31, 2010.

	Comparable Fund(s)	Comparable Fund Assets as of	Comparable Fund - Advisory Fee Rate
Fund(s)		10/31/10 (Million $)	Assets(Billions)	Fee Rate

*	The fund has waived, reduced or otherwise agreed to reduce its investment advisory fee rate.

E-1

APPENDIX F

Current and Proposed Fees Payable to Columbia Management

Advisory Fees Paid (Under Current Investment Advisory Fee Rates) and Payable (Under Proposed Investment Advisory Fee Rates) to Columbia Management

Prior to May 1, 2010, Columbia Management Advisors, LLC (the “Prior Adviser”), a wholly owned subsidiary of Bank of America Corporation, was the Funds’ investment manager and administrator. Pursuant to the prior investment advisory agreement between the Funds and the Prior Adviser, the Prior Adviser received fees from the Funds for its services as reflected in the following charts, which show the advisory fees paid to the Prior Adviser for the most recently completed fiscal year. The prior investment advisory agreement included fee schedules identical to those currently in effect.

Fund Name	Column 1: Advisory Fees Paid During the Most Recently Completed Fiscal Year Net of Reimbursements and Waivers ($)		Column 2: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees Exclusive of Reimbursements and Waivers ($)		Column 3: Difference between Column 1 and 2 (% Increase)	Column 4: Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates Exclusive of Reimbursements and Waivers ($)		Column 5: Difference between Columns 4 and 2 (% Increase)
For Funds with fiscal years ending December 31, 2009
Columbia Asset Allocation Fund, Variable Series	[	—]	[	—]	[ —]	[	—]	[ —]
Columbia Mid Cap Growth Fund, Variable Series	380,274.06		1,008,428.00		165.18%	939,913.47		7.29%
Columbia Small Company Growth Fund, Variable Series	90,292.14		334,214.46		270.15%	211,514.10		58.01%
Columbia Strategic Income Fund, Variable Series	248,417.56		371,406.10		49.51%	420,446.83		(11.66%)

Amounts Paid by Each Fund to Columbia Management and Affiliates

The Funds paid no fees to Columbia Management during each Fund’s last completed fiscal year. This does not include fees that were paid to the Prior Adviser and/or an affiliated person of the Prior Adviser.

F-1

APPENDIX G

Comparison of Current and Proposed Annual Operating Expenses of the IMS Fee Funds

Columbia Management has contractually agreed to waive certain fees and/or reimburse certain expenses as described in the footnotes below. These fee waivers and expense reimbursements apply to annual fund operating expenses, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending programs, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Fund’s Board).

Columbia Asset Allocation Fund, Variable Series

Columbia Asset Allocation Fund, Variable Series	Class A		Class B
	Current	Proposed	Current	Proposed
Management Fees[1]	0.47%	0.68%	0.47%	0.68%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%
Other Expenses[2]	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[3]	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.28%	1.49%	1.53%	1.74%
Fee waivers and/or Reimbursements	(0.47%)	(0.68%)	(0.47%)	(0.68%)
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements	0.81%	0.81%[4]	1.06%	1.06%[4]

1	Current management fees are composed of an investment management services fees of 0.45%, and an administration fee of 0.02%. Proposed management fees are composed of an investment management services fees of 0.66%, and an administration fee of 0.02%.
2	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010, and other changes to contractual fee rates, expected to be effective in the second quarter of 2011, as well as changes in the custody fee rates and pricing and bookkeeping fee rates.
3	Restated to reflect the acquired fund fees and expenses the Fund would have borne in its most recent fiscal year had it maintained an allocation of its assets among the Underlying Funds equal to its initial expected allocation.
4	Columbia Management has contractually agreed to waive a portion of its advisory fee though April 30, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, (ii) 0.10% on assets invested in non-exchange traded mutual funds not managed by Columbia Management or its affiliate and (iii) 0.45% on other assets. In addition, Columbia Management has contractually agreed to bear, through April 30, 2012, a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.13% if the Fund’s average daily net assets attributable to Class A and 0.38% of the Fund’s average daily net assets attributable to Class B. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. [Since the waivers and/or reimbursements shown in the table above expire on [April 30, 2012], they are only reflected in the 1 year example and for the relevant period of time of the 3, 5 and 10 year examples.] Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Asset Allocation Fund, Variable Series		1 year	3 years	5 years	10 years
Class A	Current	$83	$358	$654	$1,497
	Proposed	$82	$402	$744	$1,710
Class B	Current	$108	$436	$786	$1,776
	Proposed	$108	$479	$875	$1,983

Columbia Mid Cap Growth Fund, Variable Series

Columbia Mid Cap Growth Fund, Variable Series	Class A		Class B
	Current	Proposed	Current	Proposed
Management Fees[1]	0.88%	0.82%	0.88%	0.82%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	1.00%
Other Expenses[2]	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses	1.87%	1.81%	2.62%	2.56%
Fee waivers and/or Reimbursements	(0.95%)	(0.89%)	(0.95%)	(0.89%)
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements	0.92%	0.92%[3]	1.67%	1.67%[3]

1	Current management fees are composed of an investment management services fees of 0.65%, and an administration fee of 0.23%. Proposed management fees are composed of an investment management services fees of 0.76%, and an administration fee of 0.06%.
2	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010, as well as changes in the custody fee rates and pricing and bookkeeping fee rates.
3	Columbia Management has contractually agreed to reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 0.92% for Class A and 1.67% for Class B. . The reimbursement arrangement shall continue in effect until April 30, 2012.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on [April 30, 2012], they are only reflected in the 1 year example and for the relevant period of time of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Mid Cap Growth Fund, Variable Series		1 year	3 years	5 years	10 years
Class A	Current	$94	$495	$922	$2,111
	Proposed	$94	$482	$896	$2,052
Class B	Current	—	—	—	—
	Did not sell your shares	$170	$724	$1,305	$2,698
	Sold your shares at end of period	$170	$724	$1,305	$2,698
	Proposed	—	—	—	—
	Did not sell your shares	$170	$711	$1,280	$2,642
	Sold your shares at end of period	$170	$711	$1,280	$2,642

Columbia Small Company Growth Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series	Class A		Class B
	Current	Proposed	Current	Proposed
Management Fees[1]	0.65%	0.87%	0.65%	0.87%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%
Other Expenses[2]	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.02%	1.24%	1.27%	1.49%
Fee waivers and/or Reimbursements	(0.02%)	(0.24%)	(0.02%)	(0.24%)
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements[3]	1.00%	1.00%	1.25%	1.25%

1	Current management fees are composed of an investment management services fees of 0.50%, and an administration fee of 0.15%. Proposed management fees are composed of an investment management services fees of 0.79%, and an administration fee of 0.08%.
2	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011, as well as changes in the custody fee rates and pricing and bookkeeping fee rates.
3	Columbia Management has contractually agreed to reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from May 1, 2011 to April 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 1.00% for Class A and 1.25% for Class B. The current and proposed fee tables reflect this future reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on [April 30, 2012], they are only reflected in the 1 year example and for the relevant period of time of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Small Company Growth Fund, Variable Series		1 year	3 years	5 years	10 years
Class A	Current	$102	$323	$561	$1,246
	Proposed	$102	$370	$658	$1,479
Class B	Current	$127	$401	$695	$1,532
	Proposed	$127	$447	$790	$1,759

Columbia Strategic Income Fund, Variable Series

Columbia Strategic Income Fund, Variable Series	Class A		Class B
	Current	Proposed	Current	Proposed
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.25%
Other Expenses[2]	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.82%	0.82%	1.07%	1.07%
Fee waivers and/or Reimbursements	(0.17%)	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses after the Fee Waivers and/or Reimbursements[3]	0.65%	0.65%	0.90%	0.90%

1	Current management fees are composed of an investment management services fees of 0.53%, and an administration fee of 0.07%. Proposed management fees are composed of an investment management services fees of [—]%, and an administration fee of [—]%.
2	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010 and other changes to contractual fee rates expected to be effective in the second quarter of 2011, as well as changes in the custody fee rates and pricing and bookkeeping fee rates.
3	Columbia Management has contractually agreed to reimburse a portion of the Fund’s expenses so that total annual Fund operating expenses (excluding the expenses described above) from May 1, 2011 to April 30, 2012 do not exceed the following percentages of average daily net assets on an annualized basis: 0.65% for Class A and 0.90% for Class B. The current and proposed fee tables reflect this future reimbursement arrangement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the table above expire on [April 30, 2012], they are only reflected in the 1 year example and for the relevant period of time of the 3, 5 and 10 year examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Strategic Income Fund, Variable Series		1 year	3 years	5 years	10 years
Class A	Current	$66	$245	$438	$998
	Proposed	$66	$245	$438	$998
Class B	Current	$92	$323	$574	$1,290
	Proposed	$92	$323	$574	$1,290

APPENDIX H

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in the case of the Funds of CFVIT I equals the number of votes to which the shareholders of such class of such Fund are entitled.

Fund	Class A		Class B
CFVIT
Columbia Asset Allocation Fund, Variable Series	[	—]	[	—]
Columbia Small Company Growth Fund, Variable Series	[	—]	[	—]
Columbia Strategic Income Fund, Variable Series	[	—]	[	—]
CFVIT I
Columbia High Yield Fund, Variable Series	[	—]	[	—]
Columbia Marsico 21st Century Fund, Variable Series	[	—]	[	—]
Columbia Marsico Focused Equities Fund, Variable Series	[	—]	[	—]
Columbia Marsico Growth Fund, Variable Series	[	—]	[	—]
Columbia Marsico International Opportunities Fund, Variable Series	N/A		[	—]
Columbia Mid Cap Growth Fund, Variable Series	[	—]	[	—]

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund of CFVIT is entitled to the following number of votes:

Fund	Class A		Class B
Columbia Asset Allocation Fund, Variable Series	[	—]	[	—]
Columbia Small Company Growth Fund, Variable Series	[	—]	[	—]
Columbia Strategic Income Fund, Variable Series	[	—]	[	—]

H-1

APPENDIX I

Affiliated Brokerage Commissions

The Funds paid no brokerage commissions to affiliated broker/dealers during their most recent fiscal year, except as shown in the following chart:

Fund	Name of Affiliated Broker and Nature of Affiliation	Dollar Amount of Commissions Paid to Affiliated Broker During Last Fiscal Year	Percentage of Total Commissions Paid to Affiliated Broker
For Funds with fiscal years ending December 31
Columbia Marsico 21st Century Fund, Variable Series	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$13,933	2.79%

Columbia Marsico Focused Equities Fund, Variable Series	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$3,115	1.92%

Columbia Marsico Growth Fund, Variable Series	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$70,087	2.15%

Columbia Marsico International Opportunities Fund, Variable Series	Merrill Lynch, Pierce, Fenner & Smith, Inc.*	$30,349	4.79%

*	Merrill Lynch, Pierce, Fenner & Smith, Inc. is an affiliated person of the Funds’ Prior Adviser.

I-1

APPENDIX J

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Fund	Shareholder Name and Address	Share Balance		Percentage of Class
CFVIT
Columbia Asset Allocation Fund, Variable Series	[—]	[	—]	[	—]
Columbia Small Company Growth Fund, Variable Series	[—]	[	—]	[	—]
Columbia Strategic Income Fund, Variable Series	[—]	[	—]	[	—]
CFVIT I
Columbia High Yield Fund, Variable Series	[—]	[	—]	[	—]
Columbia Marsico 21st Century Fund, Variable Series	[—]	[	—]	[	—]
Columbia Marsico Focused Equities Fund, Variable Series	[—]	[	—]	[	—]
Columbia Marsico Growth Fund, Variable Series	[—]	[	—]	[	—]
Columbia Marsico International Opportunities Fund, Variable Series	[—]	[	—]	[	—]
Columbia Mid Cap Growth Fund, Variable Series	[—]	[	—]	[	—]

J-1

[FORM OF PROXY CARD]*

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your Proxy Card in the

envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	[REGISTRANT]
[ADDRESS]

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at [—][a.m.][p.m.], local time, on February [15], 2011, at [One Financial Center, Boston, Massachusetts 02111], and, revoking any previous proxies, hereby appoints Michael G. Clarke, J. Kevin Connaughton, Joseph F. DiMaria, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat, Scott R. Plummer and Julian Quero (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this Voting Instruction Card that are otherwise undefined have the meanings set forth in the Joint Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed below. If you return your signed Proxy Card without instructions, your votes will be cast (1) FOR the election of the 16 individuals (the “Nominees”) listed in the Joint Proxy Statement to serve as trustees on the Board of Trustees (the “Columbia Nations Board”) of Columbia Funds Variable Insurance Trust I (“CFVIT I,” and together with Columbia Funds Variable Insurance Trust, the “Trusts”) (Proposal 1); (2) FOR approval of the proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I (Proposal 2); and (3) FOR approval of the proposed amendment to the Investment Management Services Agreements (the “IMS Agreement”) between the Trusts, on behalf of certain of their Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”), reflecting an increase to the investment advisory fee rate payable by such Funds at all or many asset levels (Proposal 3). The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting (or any adjournment thereof), including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more Proposals in the event that sufficient votes in favor of such Proposal(s) are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD. YOUR VOTE IS IMPORTANT. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

*	This Form of Proxy Card lists all proposals that have been approved by the Board. Shareholders are only being asked to vote on those proposals that affect their Fund(s) and require their approval. The Proxy Card that each shareholder will receive is tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that such shareholder is being asked to approve.

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL
This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [—], 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. New York City time on [—]. This method may also be available by telephone through the Fund’s proxy solicitor.	Visit the internet website at [—]. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual internet charges. This method is available until 11:59 p.m. New York City time on [—].	Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are using a telephone or the internet to cast your vote, please do not mail your Proxy Card.

COMPANY NUMBER	CONTROL NUMBER

(1)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

The Columbia Nations Board recommends shareholders vote for each of the Nominees and for the proposed amendment to the Declaration of Trust of CFVIT I. Each of the Columbia Nations Board and Columbia Atlantic Board recommends that shareholders vote for the proposed amendment to the IMS Agreement.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ To vote FOR all Nominees to the Columbia Nations Board and all other Proposals, mark this box. No other vote is necessary.

Your Board Recommends
1. Elect trustees to the Columbia Nations Board, each to hold office for an indefinite term.	FOR All Nominees ☐	Withhold All Nominees ☐	For All Except ☐
NOMINEES:
Kathleen Blatz
Edward J. Boudreau, Jr.
Pamela G. Carlton
William P. Carmichael
Patricia M. Flynn
William A. Hawkins
R. Glenn Hilliard
Stephen R. Lewis, Jr.
John F. Maher
John J. Nagorniak
Catherine James Paglia
Leroy C. Richie
Anthony M. Santomero
Minor M. Shaw
Alison Taunton-Rigby
William F. Truscott

Instruction: To withhold authority to vote for one or more individual Nominees, check “For All Except” above and write the name(s) of such person(s) below:

2. Approve the proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I	FOR ☐	AGAINST ☐	ABSTAIN ☐
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐

3.            Approve the proposed amendment to the IMS Agreement between the Trusts, on behalf of certain of their Funds, and Columbia Management, reflecting an increase to the investment advisory fee rate payable by such Funds at all or many asset levels.

	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please provide your title.

DATED:             , 20

Signature
Additional Signature (if held jointly)

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on

February [15], 2011.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at

[Computershare Fund Services website].

[FORM OF VOTING INSTRUCTION CARD]*

YOUR VOTING INSTRUCTION IS IMPORTANT

Please complete, date, sign and mail your Voting Instruction Card in the envelope provided as soon as possible.

TO PROVIDE A VOTING INSTRUCTION BY MAIL, PLEASE DETACH VOTING INSTRUCTION CARD HERE

[INSURANCE COMPANY DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Trust that invests in the below-named fund(s) (each, a “Fund” and collectively, the “Funds”) on how to vote shares of the Fund held by the separate account.

The undersigned contract owner instructs the Trust to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement.

If you sign below but do not mark instructions, the Trust will vote all shares of the Fund(s) attributable to your account value (1) FOR the election of the 16 individuals (the “Nominees”) listed in the Joint Proxy Statement to serve as trustees on the Board of Trustees (the “Columbia Nations Board”) of Columbia Funds Variable Insurance Trust I (“CFVIT I,” and together with Columbia Funds Variable Insurance Trust, the “Trusts”) (Proposal 1); (2) FOR approval of the proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I (Proposal 2); and (3) FOR approval of the proposed amendment to the Investment Management Services Agreements (the “IMS Agreement”) between the Trusts, on behalf of certain of their Funds, and Columbia Management Investment Advisers, LLC (“Columbia Management”), reflecting an increase to the investment advisory fee rate payable by such Funds at all or many asset levels (Proposal 3). If you fail to return this Voting Instruction Card, the Trust will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

(Continued and to be signed on the reverse side)

**	This Form of Voting Instruction Card lists all proposals that have been approved by the Columbia Nations Board and the Board of Trustees (the “Columbia Atlantic Board”) of Columbia Funds Variable Insurance Trust. Shareholders are only being asked to vote on those proposals that affect their Fund(s) and require their approval. The Voting Instruction Card that each shareholder will receive is tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that such shareholder is being asked to approve.

THERE ARE THREE WAYS TO PROVIDE VOTING INSTRUCTIONS

TELEPHONE	INTERNET	MAIL
This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [•], 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. New York City time on [•]. This method may also be available by telephone through the Fund’s proxy solicitor.	Visit the internet website at [•]. Enter the TRUST NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual internet charges. This method is available until 11:59 p.m. New York City time on [•].	Simply complete, sign and date your Voting Instruction Card and return it in the postage-paid envelope. If you are using a telephone or the Internet to cast your vote, please do not mail your Voting Instruction Card.

COMPANY NUMBER	CONTROL NUMBER

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF YOUR INSURANCE COMPANY

THE COLUMBIA NATIONS BOARD RECOMMENDS SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES AND FOR THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST OF CFVIT I. EACH OF THE COLUMBIA NATIONS BOARD AND COLUMBIA ATLANTIC BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE IMS AGREEMENT. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE USED TO VOTE SHARES HELD BY THE TRUST ATTRIBUTABLE TO YOUR ACCOUNT IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE USED TO VOTE SUCH SHARES FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. YOUR INSURANCE COMPANY IS ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ To vote FOR all Nominees to the Columbia Nations Board and all other Proposals, mark this box. No other vote is necessary.

Your Board Recommends
1.	Elect trustees to the Columbia Nations Board, each to hold office for an indefinite term.	FOR All Nominees ☐	Withhold All Nominees ☐	For All Except ☐
NOMINEES:
Kathleen Blatz
Edward J. Boudreau, Jr.
Pamela G. Carlton
William P. Carmichael
Patricia M. Flynn
William A. Hawkins
R. Glenn Hilliard
Stephen R. Lewis, Jr.
John F. Maher
John J. Nagorniak
Catherine James Paglia
Leroy C. Richie
Anthony M. Santomero
Minor M. Shaw
Alison Taunton-Rigby
William F. Truscott

Instruction: To withhold authority to vote for one or more individual Nominees, check “For All Except” above and write the name(s) of such person(s) below:

Your Board Recommends
2.	Approve the proposed amendment to the Declaration of Trust of CFVIT I, which would increase the maximum permissible number of trustees of CFVIT I	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐

Your Board Recommends
3.	Approve the proposed amendment to the IMS Agreement between the Trusts, on behalf of certain of their Funds, and Columbia Management, reflecting an increase to the investment advisory fee rate payable by such Funds at all or many asset levels.	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please provide your title.

DATED:                     , 20

Signature
Additional Signature (if held jointly)

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on February [15], 2011.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at

[Computershare Fund Services website].